Exhibit 10.6
FIRST AMENDMENT TO
BAKER HUGHES INCORPORATED SUPPLEMENTAL RETIREMENT PLAN
(As Amended and Restated Effective January 1, 2009)
     THIS AGREEMENT by Baker Hughes Incorporated (the “Company”),
W I T N E S S E T H:
     WHEREAS, the Company sponsors the Baker Hughes Incorporated Supplemental Retirement Plan (the “Plan”); and
     WHEREAS, pursuant to Section 14.04 of the Plan, the Company has the right to amend the Plan; and
     WHEREAS, the Company desires to amend the Plan;
     NOW, THEREFORE, the Company agrees that, effective January 1, 2009, Section 8.02 of the Plan is amended by adding at the end thereof the following sentences:
A distribution under this Section 8.02 shall in any event be made within 90 days after the Participant incurs an Unforeseeable Financial Emergency. The Participant shall not be permitted to elect the taxable year in which any payment under this Section 8.02 shall be made.
     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on the 18th day of December, 2008.

BAKER HUGHES INCORPORATED
By:	/s/ Didier Charreton
Title:	Vice President, Human Resources